EXHIBIT 10
                               OPINION OF COUNSEL


                             MCCARTER & ENGLISH, LLP
                                ATTORNEYS AT LAW
                               FOUR GATEWAY CENTER
                               IOO MULBERRY STREET
                                  P.O. BOX 652
                              NEWARK, NJ O71O1-O652
                                 (973) 622-4444
                            TELECOPIER (973) 624-7O7O

CHERRY HILL, NJ                                                 BOCA RATON, FL

NEW YORK, NY                                                    WILMINGTON, DE

                                                                PHILADELPHIA, PA

                                                                January 12, 1998

Re:       Millenium Tax-Free Income Fund, Inc.
          Registration Statement on Form N-1A

Millenium Tax-Free Income Fund, Inc.
c/o Rickel Securities, Inc.
45 Essex Street
Millburn, New Jersey 07041

Dear Sirs:

                  We have acted as special counsel for Millenium Tax-Free Income Fund, Inc., a Maryland corporation (the "Fund") in connection with the preparation of the Registration Statement of the Fund on Form N-1A (the "Registration Statement") filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Act") relating to the registration of common stock fully described in the Registration Statement (collectively, the "Securities"). The Securities are to be sold as set forth in the Registration Statement, and any amendments thereto, and the prospectus and any prospectus supplement relating to the Securities.

                  In so acting, we have examined, and relied as to matters of fact upon, the originals, or copies certified or otherwise identified to our satisfaction, of the Articles of Incorporation and Bylaws of the Fund and such other certificates (including certificates of officers of the Fund), records, instruments and documents, and have made such other and further investigations as we have deemed necessary or appropriate to enable us to express the opinion set forth below. In such examination, we have assumed the genuineness of all signatures, the legal capacity of natural persons, the authenticity of all documents submitted to us as originals, the conformity to originals of all documents submitted to us as certified or photostatic copies, and the authenticity of the originals of such latter documents.


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                  Based on the foregoing, we are of the opinion that when the issuance of the Securities has been duly authorized by appropriate corporate action and the Securities have been sold in the manner described in the Registration Statement, any amendment thereto and the prospectus relating the Securities, the Securities will be legally issued and fully paid and the holders of the Securities will be entitled to the benefits thereof.

                  We hereby consent to the filing of this opinion as an exhibit to the Registration Statement and to the use of our name wherever appearing in the Registration Statement. In giving the foregoing consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Act or the Rules and Regulations of the Securities and Exchange Commission promulgated thereunder.

                                                    Very truly yours,

                                                    /s/  McCarter & English, LLP
                                                         -----------------------
                                                         McCarter & English, LLP